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                                                                   Exhibit 10.10


                 EXCLUSIVITY AND KEY PARTNER CONTRACTS AGREEMENT

         This EXCLUSIVITY AND KEY PARTNER CONTRACTS AGREEMENT (this "AGREEMENT") is made as of this 31st day of July, 2002 by and among America Online Latin America, Inc., a Delaware corporation having its principal place of business at 6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida 33309 (the "CORPORATION"), America Online, Inc., a Delaware corporation having its principal place of business at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), Aspen Investments LLC, a Delaware limited liability company having its principal place of business at 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134 ("ASPEN"), and Atlantis Investments LLC, a Delaware limited liability company having its principal place of business at 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134 ("ATLANTIS", and together with Aspen, "ODC" with such term being further defined in the Corporation's Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the "RESTATED CERTIFICATE OF INCORPORATION")). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Restated Certificate of Incorporation.

         WHEREAS, AOL and ODC are principal stockholders of the Corporation;

         WHEREAS, each of AOL and ODC desire to enter into this Agreement to protect its investment in the Corporation; and

         WHEREAS, the Corporation has agreed with each of AOL and ODC to certain restrictions with respect to the Corporation's entering into any Key Partner Contract or Exclusivity Contract, as each such term is defined below;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions herein contained, the parties hereto hereby agree as follows:

         1. The Corporation agrees not to enter into any Key Partner Contract or Exclusivity Contract prior to notifying each of AOL and ODC. Such notice shall be provided by the Corporation setting forth in writing in the biweekly deal pipeline provided to AOL and ODC each Key Partner Contract and Exclusivity Contract that the Corporation proposes to enter into within the next thirty (30) days and, with respect to any such Exclusivity Contract, specifying therein that such contract is an Exclusivity Contract. The details of such Exclusivity Contracts will be discussed in a biweekly meeting with a representative of each of the Corporation, AOL and ODC.

         2. For the purposes hereof, "Exclusivity Contract" shall mean any contract entered into by the Corporation or any Subsidiary which by its terms would prohibit the Corporation or any Subsidiary from entering into subsequent contracts with other Persons.

         3. For the purposes hereof, "Key Partner Contract" shall mean any contract with a Person (or with a Person that is fifty percent (50%) or more owned by such Person) with whom



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AOL has, or has had within the preceding six (6) months, a contractual relationship and as to which AOL has notified the Corporation in writing of such relationship prior to the time that the Corporation or any Subsidiary enters into the proposed contract, but in no event to exceed one hundred (100) Persons at any one time, and provided that such written notice shall not be modified more than once during any three (3) month period.

         4. This Agreement shall terminate upon the occurrence of a Class B Triggering Event or Class C Triggering Event.

         5. This Agreement reflects the present agreement of the parties hereto and shall be binding upon and enforceable against the parties hereto.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law.

         7. Any term of this Agreement may be amended or waived only with the written consent of each of the parties hereto.

         8. This Agreement may be executed in any number of counterparts and delivered by facsimile transmission, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         9. All notices and other communications hereunder shall be made in accordance with the provisions of that certain Second Amended and Restated Stockholders' Agreement dated as of March 8, 2002 (as amended, supplemented or otherwise modified from time to time) by and among the Corporation, AOL, Aspen, Atlantis and, for limited purposes, AOL Time Warner Inc.


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         IN WITNESS WHEREOF, the parties have caused this Exclusivity and Key
Partner Contracts Agreement to be duly executed and delivered as of the day and year first above written.

                             AMERICA ONLINE LATIN AMERICA, INC.


                             By: /s/ CHARLES M. HERINGTON
                                 ----------------------------------------
                                 Name: CHARLES HERINGTON
                                      -----------------------------------
                                 Title: CEO
                                        ---------------------------------


                             AMERICA ONLINE, INC.


                             By:  /s/ JOSEPH A. RIPP
                                  ----------------------------------------
                                  Name: JOSEPH A. RIPP
                                       -----------------------------------
                                  Title: EVP & CFO
                                         ---------------------------------


                             ASPEN INVESTMENTS LLC


                             By:  /s/ CRISTINA PIERETTI
                                  ----------------------------------------
                                  Name: CRISTINA PIERETTI
                                       -----------------------------------
                                  Title: EXECUTIVE VICE PRESIDENT
                                         ---------------------------------


                             ATLANTIS INVESTMENTS LLC


                             By:  /s/ CRISTINA PIERETTI
                                  ----------------------------------------
                                  Name: CRISTINA PIERETTI
                                       -----------------------------------
                                  Title: EXECUTIVE VICE PRESIDENT
                                         ---------------------------------







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